UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2013
 ____________________________________
Washington Federal, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Material Contract

On July 18, 2013, Washington Federal, the wholly owned subsidiary of Washington Federal, Inc. (the “Company”), entered into a series of related Purchase and Assumption Agreements for the acquisition of deposits totaling approximately $1.8 billion, loans totaling approximately $11 million, and related assets, from Bank of America, National Association, for an aggregate purchase price of 2.6% of the average daily closing deposits, which is estimated to be $45.6 million. These acquisitions represent a total of 51 branches located in Eastern Washington, Idaho, Oregon and New Mexico. A copy of the press release describing this transaction is attached to this filing as Exhibit 99.1. Subject to regulatory approval from the Office of the Comptroller of the Currency (the “OCC”) and the satisfaction of customary closing conditions, the transaction is expected to close in the fourth calendar quarter 2013.

The foregoing description of the agreements relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements and accompanying documents, attached as Exhibits 1.1 - 1.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On July 18, 2013, the Company announced by press release its earnings for the quarter and nine months ended June 30, 2013. A copy of the press release is attached to this filing as Exhibit 99.1. A copy of the June 30, 2013, Fact Sheet, which presents certain detailed financial information about the Company, is attached as Exhibit 99.2. This information is being furnished under Item 2.02 (Results of Operations and Financial Condition) of Form 8-K.

Item 7.01	Regulation FD Disclosure

A copy of the June 30, 2013, Fact Sheet and a Deposit Acquisition Summary, which present certain detailed financial information about the Company and the proposed transaction, respectively, are attached as Exhibit 99.2 and Exhibit 99.3.

Item 8.01	Other Items

On July 17, 2013, Washington Federal completed its conversion to a national bank charter with the OCC and is now a national bank. The Company has also completed its conversion to a bank holding company with the Federal Reserve.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) The following exhibits are being furnished herewith:

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99.1    Press release dated July 18, 2013
99.2    Fact Sheet as of June 30, 2013
99.3    Deposit Acquisition Summary
1.1     PURCHASE AND ASSUMPTION AGREEMENT dated as of July 18, 2013 between
BANK OF AMERICA, NATIONAL ASSOCIATION and WASHINGTON FEDERAL,
NATIONAL ASSOCIATION and accompanying Exhibits
1.2     PURCHASE AND ASSUMPTION AGREEMENT dated as of July 18, 2013 between
BANK OF AMERICA, NATIONAL ASSOCIATION and WASHINGTON FEDERAL,
NATIONAL ASSOCIATION and accompanying Exhibits
1.3     SELLER DISCLOSURE SCHEDULE in connection with the PURCHASE AND
ASSUMPTION AGREEMENT between BANK OF AMERICA, NATIONAL
ASSOCIATION and WASHINGTON FEDERAL, NATIONAL ASSOCIATION, dated as of July 18, 2013
1.4     SELLER DISCLOSURE SCHEDULE in connection with the PURCHASE AND
ASSUMPTION AGREEMENT between BANK OF AMERICA, NATIONAL
ASSOCIATION and WASHINGTON FEDERAL, NATIONAL ASSOCIATION, dated as of July 18, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 22, 2013	WASHINGTON FEDERAL, INC.

	By:	/s/ BRENT J. BEARDALL
Brent J. Beardall
Executive Vice President and Chief Financial Officer

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